Exhibit 99.1
Roth Conference Investor Presentation March 2026 Powering & Cooling Through Precision Solutions

FORWARD LOOKING STATEMENTS

This presentation contains express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our financial outlook for the full year of fiscal 2026, the impact of, and our ability to execute, our corporate strategies and business initiatives, the potential impact tariffs, high interest rates, high metal costs and additional economic uncertainties may have on our financial statements and results of operations, and the results and timing of our strategic review process. Forward-looking statements generally will be accompanied by words such as "anticipate," "believe," "could," "estimate," "expect," "forecast," "growth," "guidance," "intend," "may," "will," "possible," "potential," "predict," "project," "achieve," "enable," "improve," or the negative of those terms, and similar words, phrases or expressions that convey uncertainty of future events or outcomes. Forward-looking statements involve a number of risks and uncertainties that are outside of management's control and that may cause actual results to be materially different from such forward-looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; inflationary pressures and material changes in the cost or availability of raw materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the restrictions contained in our debt agreements; the level of our indebtedness and our ability to obtain financing at favorable rates, if at all, or to refinance existing debt as it matures; our ability to secure, maintain or enforce patents or other appropriate protections for our intellectual property; the impact of climate change on our operations; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; uncertainty of government policies and actions in respect to global trade and tariffs, including the potential impacts of tariffs on the United States economy, the economy of other countries in which we conduct operations and our industry, cyber liability or potential liability for breaches of our or our service providers' information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in NN, Inc.'s (the "Company") filings made with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this presentation and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements.

In this presentation, we use the following non-GAAP measures: adjusted gross margin, adjusted income (loss) from operations, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share and free cash flow. See the Appendix to this presentation for definitions of each non-GAAP measure and reconciliations to the most comparable GAAP measure.

2

Harold Bevis Chief Executive Officer Joe Caminiti Investor Relations NN Leaders in Attendance 3

4 We Deliver Precision ▪ Recently transformed 45-year-young company that is entering a growth phase ▪ Produces high-end specialized metal components and utilizes a common manufacturing platform ▪ Top 2 markets are Global Automotive and Electric Grid & Data Center ➢ NN can produce many of the products for both auto and data center using the same production equipment. We can re-purpose and toggle ▪ Known for exceptional micron-level functionality and 6 Sigma “never fail” quality, many certifications 9001:2015 13485:2016 Sales $445 -$465 Million (+$100+ Million JV) Adjusted EBITDA $50 -$60 Million 12% Margin Key Markets Grid, Data Center, Auto, Defense & Electronics Customers ~700 2026 Guidance

Global Footprint Matches Auto, Grid, Data Center Markets

- **Global footprint** to serve both local customers and global customers
- Top end markets are **auto and electric grid / data center**
- Top geographic markets are **North America and China**
- NN footprint matches the global supply chain for **data center, electric grid and automotive** very well
- **~700 customers** served from 27 facilities



North America
~60% SALES
~40% EMPLOYEES
16 FACILITIES
1,000+ MACHINE CENTERS
South America
~10% SALES
~25% EMPLOYEES
4 FACILITIES
350+ MACHINE CENTERS
Europe
~11% SALES
~10% EMPLOYEES
3 FACILITIES
300+ MACHINE CENTERS
CHINA
~19% SALES
~25% EMPLOYEES
4 FACILITIES
300+ MACHINE CENTERS

BEYOND RELIABLE.
5

6 Sales Guidance: $445 - $465M Adj. EBITDA Guidance: $50 - $60M • Market recovery, 100+ growth programs launching • Very high capex level for growth programs • Growth will drive extra margins • $10m cost-out and CI program 1 2 New Business Wins: $70 - $80m • Focused on target areas • 2026 will also include first meaningful launches in medical and weapon components 3 2026 Guidance Calls for Record Year

7 NN Directly Serves This Market with Multiple Products NN is a Hardware Company that Delivers Critical Solutions from Grid-Edge to Rack-Mounted We Provide Hardware Solutions for Powering and Cooling the Grid and Data Centers Smart Meter Electrical Components Electric Circuit Breaker Components Electrical Panel Components Electric Shielding of Components Electric Transformer Components Gold Plating of Electronic Components Silver Plating of Electronic Components Liquid Cooling of Electronic Components

8 End Market Market Commentary NN, Inc. Outlook Share of 2025 Revenue Americas & Europe Auto • Auto part manufacturing is the largest industry in the US, with suppliers accounting for 77% of a car's value • Global light vehicle production was flat in 2025 as markets adjusted to geopolitical changes and EV / ICE reset • Outlook is for continued modest growth globally • NN, Inc.'s auto parts business will remain stable through the forecast period as the Company prioritizes higher conviction end markets • The Company’s operations in China will remain strong as Original Equipment Suppliers and Tier 1s maintain tight supply chains Electrical Grid & Data Center • Strong data center demand vastly offsets softer residential construction in North America • Growth of EVs is also causing grid capacity expansion • New business focus area to increase size of the business within NN, Inc. portfolio • With recent additions to its employee base, NN, Inc. is positioned to drive a 10.1% CAGR through 2030 in a highly profitable segment Commercial Vehicle • North American truck building is showing signs of a near-term recovery as the freight-hauling overcapacity created during the pandemic begins to dissipate from the industry • The Asia market continues to exhibit strong fundamentals for growth • NN, Inc.'s commanding market positions in North America, India and China are expected to help drive a 5.4% CAGR through 2030 China Auto • Largest car exporter in the world and possesses a matching robust domestic market • Manufacturing leader in EV, hybrid, and Tier 1 systems, a position supported by numerous government incentives and the sector's designation as a key industry targeted for success by the central government • NN, Inc. has been growing for 20 years as a competitive supplier of drivetrain-agnostic parts • Numerous new business wins launching in 2026 are expected to support a 6.9% CAGR through 2030 Defense & Electronics • The U.S. defense budget reached a record high in 2025, focused on modernization and next-generation advancements • The market is forecasted to grow to $477 billion by 2033, driven by advancements in key areas such as AI, drones, missiles, software, guidance and precision • Adding capabilities and headcount to expand market share and support 12.7% CAGR through 2030 U.S. GDP-Linked Industrial • Near-term U.S. GDP is expected to grow, driven by strong consumer spending, with a full-year outlook of 1.5% to 2.0% • New business focus area is projected to drive a 3.0% CAGR through 2030 Medical Equipment & Surgical Tools • The U.S. medical parts market has continued to grow steadily, reaching $200 billion in 2025 • The market is experiencing strong tailwinds, supported by a growing focus on advanced and minimally invasive procedures, AI and connected devices • After reentering this market in late 2023, NN, Inc. has made steady progress gaining customer approvals, getting introductory orders and establishing reputation NN has common engineering systems and manufacturing equipment approach that can serve multiple end-markets NN’s Served Markets Are Large & Growing

9 New Win Program is Focused on Gaining Share with New Products Transforming Sales Profile • Sales growth begins in 2026 • Secured initial round of >$200M new business wins 2023-2025 • Focus on defense & electronics, electrical grid & distribution, high-end global auto components 2026 and Beyond: Consistent Top-Line Growth • Forecasting continuous annual sales growth • >$800M pipeline – winning with solid hit rates • Operating within strict cash flow profile Investing for Growth • 2026 capital spending will high as we implement growth programs • Pre-Selected Markets of Electric Grid, Data Centers, Defense and Electronics, Global Auto are growing

▪ $200M of new business wins over trailing 3 years ▪ 27% average gross margin % on new wins ▪ >$800M pipeline pursued by global team of ~40 people ▪ Noteworthy wins in defense, weapons, medical, data center, electronics New Business Growth is Accelerating in 2026 >$200M 0 50 100 150 200 250 $0M $25M $50M $75M Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Quarterly & Cumulative Wins (at peak $ value rates) Rolling Program Launches (at peak $ annual rates) ▪ 2026 will be a record year of sales growth program launches ▪ ~100 programs expected to launch in 2026, strict cash spending ▪ Launches are margin accretive, strengthening sales mix ▪ Stronger structural profitability, lower auto exposure 10 $Millions $62.5M 2025 H1'26 H2'26 H1'27 $109.5M $116.1M $123.4M

2026 Market Outlooks are Strengthening vs 2025 11 Market % Sales* NN Outlook Comments Electrical Grid & Data Center 16% • Market growing strongly • NN will see growth during 2026 Auto – China 13% • Production & sales remain solid • Indigenous supply and China auto export Commercial Vehicle 13% • Expecting market growth in 2026 • Global solutions in NA and China Defense & Electronics 10% • NA market to remain strong • NN will see growth during 2026 Industrial 9% • Expect US GDP+ growth rate • Focused on value-add solutions Medical 3% • Market to remain steady and growing • Developed a large pipeline over 2 years Global Auto North America, South America, Europe 36% • Pursuing high end applications & solutions • Goal is to hold net sales flat over time (*): % of 2025 net sales

2026 Adjusted EBITDA Guidance Will Be Record Recent Performance for NN

→ New management team has established a 3-year track record of increased adjusted EBITDA, 2026 will be 4th year
→ New Management team has established a 3-year track for securing new business, $207m of awards in 10 quarters

Adjusted EBITDA ($M)
With 2026 at Mid-Point of Guidance



480bps margin expansion
Adj. EBITDA, excluding Lubbock
Adj. EBITDA Margin, excluding Lubbock (%)
$55.0
11.2%
10.9%
8.8%
7.4%
8.6%
10.3%
11.6%
12.2%
2020
2021
2022
LTM Q2 2023
2023
2024
2025
2026 Guidance Mid-Point

★ Introduction of new management team

2023-2025 Transformation Highlights

- Transformed footprint to be more globally competitive – closed 4 plants, reduced ~700 people, revamping new business approach, improving on-time performance
- Grew Adjusted EBITDA 41% in 10 quarters and removed itself from new business holds with most customers (some remain due to credit holds)
- Revamped new business development approach and secured >$200m in new programs with a 40 person team, funded with payroll savings

24%
Hit rate on closed bids, with over $200 million of new program awards

68%
of sales retained throughout plant consolidation process

12

Running Ahead of Long-Term Goals 13 20% 2025 2030 Net Sales & Adjusted Gross Margin 12.3% 13% 2025 2030 Adj. EBITDA & Margin $49M ▪ Commercially focused on powerful pivot into high-margin, high-growth areas ▪ Adding next-generation equipment that can make products for multiple end-markets ▪ 2026 is off to a Good Start $422M 18.5% $600M $80M

14 Engaged with advisors for financial and strategic options review • Need an improved capital structure for both the company and for common stock shareholders Strategic committee ongoing • Open to ideas 1 2 3 • Pace and magnitude of improvement is constrained by capital structure Financial Structure & Strategic Options Review Long-term, sustainable shareholder value is priority

2026 Outlook & Guidance

1

Net Sales of $445 - $465 million

- Reflects benefit of strengthening markets, new wins, data center infrastructure explosion
- Sales growth is occuring throughout the year, beginning in Q1

2

Adjusted EBITDA of $50 - $60 million

- Higher contribution margins from volume growth and good mix
- 2026 $10m cost-out program to more than offset inflation and pricing

3

New Business Wins of $70 - $80 million

- Long term goal is $600M of sales from market growth and new wins program
- Pipeline exceeds $800M; key personnel targeting electrical, data centers, defense, electronics, medical



Financial guidance assumes:

- Values may vary based on metals cost
- Current FX rates

15

Appendix 16

17 The Company discloses in this presentation the non-GAAP financial measures of adjusted gross margin, adjusted income (loss) from operations, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share and free cash flow. Each of these non-GAAP financial measures provides supplementary information about the impacts of acquisition, divestiture and integration related expenses, foreign-exchange impacts on inter-company loans, reorganizational and impairment charges. The costs we incur in completing acquisitions, including the amortization of intangibles and deferred financing costs, and divestitures are excluded from these measures because their size and inconsistent frequency are unrelated to our commercial performance during the period, and we believe are not indicative of our ongoing operating costs. We exclude the impact of currency translation from these measures because foreign exchange rates are not under management’s control and are subject to volatility. Other non-operating charges are excluded, as the charges are not indicative of our ongoing operating cost. We believe the presentation of adjusted gross margin, adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share and free cash flow provides useful information in assessing our underlying business trends and facilitates comparison of our long-term performance over given periods. The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company's industry, as other companies may calculate such financial results differently. The Company's non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual income growth derived from income amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. (a) Non-GAAP adjusted gross margin represents GAAP gross profit, adjusted to exclude the effects of restructuring and integration expense and non-operational charges related to acquisition and transition expense. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted gross margin is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP gross margin. (b) Non-GAAP adjusted income (loss) from operations represents GAAP income (loss) from operations, adjusted to exclude the effects of restructuring and integration expense; non-operational charges related to acquisition and transition expense, intangible amortization costs for fair value step-up in values related to acquisitions, non-cash impairment charges, and when applicable, our share of income from joint venture operations. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted income (loss) from operations is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from operations. (c) Non-GAAP adjusted EBITDA represents GAAP income (loss) from operations, adjusted to include income taxes, interest expense, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, depreciation and amortization, charges related to acquisition and transition costs, non-cash stock compensation expense, foreign exchange gain (loss) on inter-company loans, restructuring and integration expense, costs related to divested businesses and litigation settlements, income from discontinued operations, and non-cash impairment charges, to the extent applicable. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. Non-GAAP Financial Measures Footnotes

18 Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit and Gross Margin

19 Consolidated reconciliation of GAAP Income (Loss) from Operations to Non-GAAP Adjusted Income (Loss) from Operations and Non-GAAP Adjusted EBITDA

20 Reconciliation of GAAP Net Loss to Non-GAAP Adjusted Net Income (Loss) and GAAP Net Loss per Diluted Common Share to Non-GAAP Adjusted Net Income (Loss) per Diluted Common Share

Thank You 21 Joe Caminiti or Abe Plimpton NNBR@alpha-ir.com 312-445-2870 Investor & Media Contacts